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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2005

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                             COMPUTER HORIZONS CORP.
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               (Exact name of registrant as specified in charter)

              New York                   0-7282                13-2638902
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    (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)

          49 Old Bloomfield Avenue, Mountain Lakes, NJ         07046-1495
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          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (973) 299-4000


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On November 29, 2005, Computer Horizons Corp. (the "Company") entered into a retention bonus agreement with Michael J. Shea, Chief Financial Officer.

        The retention bonus agreement pertains to the period of November 22, 2005 through September 30, 2006 with award payments totalling $152,000. The award is to be paid in four quarterly installments of $25,000 beginning December 31, 2005. An additional $52,000 will be paid with the final quarterly payment on September 30, 2006. In the event of a change of control or termination of employment by the company, any monies not previously paid out become immediately payable. Participation in this award is subject to eligibility requirements, including meeting or exceeding performance expectations. Term of participation is further limited to the period of active employment, except if the position is discontinued.

        The foregoing summary of the retention bonus agreement is subject to, and qualified in its entirety by, the agreement which is attached as Exhibit
10.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

        (d)   Exhibits.

              10.1 Retention bonus agreement dated November 29, 2005 between Computer Horizons Corp. and Michael J. Shea.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMPUTER HORIZONS CORP.
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                                                   (Registrant)

Date: December 5, 2005
                                                   By: /s/ Dennis J. Conroy
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                                                       Dennis J. Conroy
                                                       President and CEO